                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / /  Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               Value Line, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                VALUE LINE, INC.
                              220 EAST 42ND STREET
                            NEW YORK, NEW YORK 10017

                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 -------------

TO THE SHAREHOLDERS:

    Notice is hereby given that the Annual Meeting of the Shareholders of Value Line, Inc. (the "Company") will be held on October 18, 1996, at 8:30 a.m. at the offices of Shaw, Pittman, Potts & Trowbridge, 2300 N Street, N.W., Washington, D.C. 20037 for the following purposes:

    1.  To elect seven directors of Value Line, Inc.; and

    2.  To transact such other business as may properly come before the meeting.

    Shareholders of record at the close of business on September 12, 1996 will be entitled to notice of and to vote at the meeting and any adjournments thereof.

    We urge you to vote on the business to come before the meeting by promptly executing and returning the enclosed proxy in the envelope provided or by casting your vote in person at the meeting.

                                      By order of the Board of Directors

                                      HOWARD A. BRECHER,
                                      VICE PRESIDENT AND SECRETARY

New York, New York
September 30, 1996

                                VALUE LINE, INC.
                              220 EAST 42ND STREET
                            NEW YORK, NEW YORK 10017

                                 --------------

                ANNUAL MEETING OF SHAREHOLDERS--OCTOBER 18, 1996
                                 --------------

                                PROXY STATEMENT

    The following information is furnished to each shareholder in connection with the foregoing notice of the Annual Meeting of Shareholders of Value Line, Inc. (the "Company") to be held on October 18, 1996. The enclosed proxy is for use at the meeting and any adjournments thereof. This Proxy Statement and the form of proxy are being mailed to stockholders on or about September 30, 1996.

    The enclosed proxy is being solicited by and on behalf of the Board of Directors of the Company. A proxy executed on the enclosed form may be revoked by the shareholder at any time before the shares are voted by delivering written notice of revocation to the Secretary of the Company, by executing a later dated proxy or by attending the meeting and voting in person. The shares represented by all proxies which are received by the Company in proper form will be voted as specified. If no specification is made in a proxy, the shares represented thereby will be voted for the election of the Board's nominees as Directors.

    The expense in connection with the solicitation of proxies will be borne by the Company.

    Only holders of Common Stock of record at the close of business on September 12, 1996 will be entitled to vote at the meeting. On that date, there were 9,976,975 shares of Common Stock issued and outstanding, the holders of which are entitled to one vote per share.

    Under the New York Business Corporation Law (the "BCL") and the Company's By-Laws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote on a particular matter is necessary to constitute a quorum of shareholders to take action at the Annual Meeting with respect to such matter. For these purposes, shares which are present, or represented by a proxy, at the Annual Meeting will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority with respect to any particular matter. Once a quorum of the shareholders is established, under the BCL and the Company's By-Laws, the nominees standing for election as directors will be elected by a plurality of the votes cast and each other matter will be decided by a majority of the votes cast on the matter, except as otherwise provided by law or the Company's Certificate of Incorporation or By-Laws. For voting purposes (as opposed to for purposes of establishing a quorum) abstentions and broker non-votes will not be counted in determining whether the nominees standing for election as directors have been elected and whether each other matter has been approved.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information as of August 17, 1996 as to shares of the Company's Common Stock held by persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock.

                                     Number of Shares
         Name and Address              Beneficially      Percentage of Shares
        of Beneficial Owner                Owned         Beneficially Owned(1)
- -----------------------------------  -----------------  -----------------------
Arnold Bernhard & Co., Inc.(1)           8,009,800                 80.28%
220 East 42nd Street
New York, NY 10017

- ---------
(1) Jean Bernhard Buttner, Chairman of the Board, President and Chief Executive Officer of the Company, owns a majority of the outstanding voting stock of Arnold Bernhard & Co., Inc. Her brother, Arnold Van Hoven Bernhard, owns the remainder.

    The following table sets forth information as of June 28, 1996 with respect to shares of the Company's Common Stock owned by each director of the Company, by each executive officer listed in the Summary Compensation Table and by all executive officers and directors as a group.

                                      Number of Shares      Percentage of
              Name of                   Beneficially     Shares Beneficially
          Beneficial Owner                  Owned               Owned
- ------------------------------------  -----------------  -------------------
Jean Bernhard Buttner                       100(1)                *
Harold Bernard, Jr.                         185                   *
Samuel Eisenstadt                             0(1)                *
William S. Kanaga                         2,000                   *
W. Scott Thomas                           1,000                   *
Howard A. Brecher                         3,450(2)                *
David T. Henigson                           150(2)                *
All directors and executive officers
as a group (7 persons)                    6,885(1)(3)             *

- ---------

* Less than one percent

(1) Excludes 8,009,800 shares (80.28% of the outstanding shares) owned by Arnold Bernhard & Co., Inc. Jean Bernhard Buttner owns a majority of the outstanding voting stock of Arnold Bernhard & Co., Inc. All of the non-voting stock of Arnold Bernhard & Co. Inc. is held by members of the Bernhard family and employees or former employees of Arnold Bernhard & Co., Inc. or the Company, including Mr. Eisenstadt who owns 12,000 shares (approximately .8%).

(2) Mr. Brecher's shares include 3,225 and Mr. Henigson's shares include 150 purchasable within 60 days of June 28, 1996 upon the exercise of stock options.

(3) Includes 3,375 shares purchasable within 60 days of June 28, 1996 upon the exercise of stock options by Messrs. Brecher and Henigson.

                             ELECTION OF DIRECTORS

    At the meeting, seven directors are to be elected, each to hold office until the next Annual Meeting of Shareholders and until his or her successor has been duly elected and qualified. If no contrary indication is made, the persons named in the enclosed proxy will vote for the election of the nominees listed below. If for any reason any nominee named is not a candidate (which is not expected) when the election occurs, the proxies in the enclosed form will be voted for the election of the other nominees named herein and may be voted for the election of a substitute nominee.

    During the fiscal year ended April 30, 1996, there were five meetings of the Board of Directors. Each of the directors named below attended at least 75% of the meetings held during the year of the Board of Directors and of each committee on which he or she served.

    The Board of Directors has established an Audit Committee presently consisting of Jean Bernhard Buttner, Harold Bernard, Jr., William S. Kanaga and
W. Scott Thomas. The Committee held two meetings during the year ended April 30, 1996 to discuss audit and financial reporting matters with both management and the Company's independent public accountants. The Board of Directors has also established a Compensation Committee consisting of Jean Bernhard Buttner, Howard
A. Brecher and David T. Henigson. The Company does not have a standing nominating committee.

    A director who is also an employee of the Company receives no compensation for his service on the Board in addition to that compensation which he receives as an employee. A director who is not an employee of the Company is paid a director's fee of $3,000 per year plus $1,750 for each Board meeting attended and $2,500 for each meeting of the Audit Committee attended.

    Information concerning the nominees for directors appears in the following table. Except as otherwise indicated, each of the following has held an executive position with the companies indicated for at least five years.

                        NOMINEE, AGE AS OF AUGUST 10, 1996                           DIRECTOR
                             AND PRINCIPAL OCCUPATION                                  SINCE
- ----------------------------------------------------------------------------------  -----------
Jean Bernhard Buttner* (61). Chairman of the Board, President, and Chief Executive        1982
Officer of the Company and Arnold Bernhard & Co., Inc., since 1988. President and
Chief Operating Officer of each since 1985; Director of Arnold Bernhard & Co.,
Inc. Chairman and Director or Trustee of each of the 16 Value Line Funds; Trustee,
Williams College, Radcliffe College.
Harold Bernard, Jr. (65). Administrative Law Judge, National Labor Relations              1982
Board. Director of Arnold Bernhard & Co., Inc. Judge Bernard is the cousin of Jean
Bernhard Buttner.
Samuel Eisenstadt* (74). Senior Vice President and Research Chairman of the               1982
Company.
William S. Kanaga* (71). Retired Chairman of Arthur Young (now Ernst & Young,             1986
accounting firm). Director of McDonnell Douglas Corporation (aerospace), The
Business Council of the United Nations, United Way International and member of advisory council of Mercy Ships, Inc.
W. Scott Thomas (46). Partner, Brobeck, Phleger & Harrison, attorneys.                    1986
Howard A. Brecher* (42). Vice President of the Company since 1996 and Secretary           1992
since 1992; Vice President, Secretary and General Counsel of Arnold Bernhard &
Co., Inc. since 1991 and Director since 1992.
David T. Henigson* (39). Vice President of the Company since 1992 and Treasurer           1992
since 1994; Director of Compliance and Internal Audit of the Company since 1988;
Vice President of each of the 16 Value Line Funds since 1992 and Secretary and
Treasurer since 1994; Vice President of Arnold Bernhard & Co., Inc. since 1994 and
Director since 1992.

- ---------

* Members of the Executive Committee.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth information concerning the compensation for services in all capacities to the Company for the fiscal years ended April 30, 1996, 1995 and 1994 of the chief executive officer of the Company and each of the other executive officers of the Company who were serving at April 30, 1996. The Company has only four executive officers.

                                                                            Long-Term
                                                                           Compensation
                                                                     ------------------------
                                                                              Awards
                                                                     ------------------------
                                                                     Restricted
                                            Annual Compensation         Stock       Options        All Other
Name and                      Fiscal     --------------------------   Award(s)      Granted    Compensation (b)
Principal Position             Year      Salary ($)   Bonus (a)($)       ($)          (#)             ($)
- --------------------------  -----------  -----------  -------------  -----------  -----------  -----------------
Jean B. Buttner                   1996      766,875       500,000        --           --              17,775
Chairman of the Board and         1995      641,250       450,000        --           --              14,220
 Chief Executive Officer          1994      315,000       500,000        --           --              18,350
Samuel Eisenstadt                 1996      100,000       100,000        --           --              15,000
Senior Vice President and         1995      100,000       100,000        --           --              12,000
 Research Chairman                1994      100,000       150,000        --           --              15,000
David T. Henigson                 1996       98,400       150,000        --           --              14,760
Vice President                    1995       98,400       100,000        --           --              11,808
                                  1994       98,400        80,000        --           --              14,760
Howard A. Brecher                 1996       60,000       100,000        --           --               9,000
Vice President                    1995       70,000        55,000        --           --               8,400
                                  1994       70,000        40,000        --           --              10,500

- ----------
(a)  A portion of the bonuses are contingent upon future employment.
(b) Employees of the Company are members of the Profit Sharing and Savings Plan (the "Plan"). The Plan provides for a defined annual contribution which is determined by a formula based upon the salaries of eligible employees and the amount of consolidated net operating income as defined in the Plan. The Company's contribution expense was $1,331,000 for the year ended April 30, 1996. Each employee's interest in the Plan is invested in such proportions as the employee may elect in shares of one or more of the mutual funds for which the Company acts as investment adviser. Distributions under the Plan vest in accordance with a schedule based upon the employee's length of service and are payable upon the employee's retirement, death, total disability, or termination of employment.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

    The following table sets forth the number of shares acquired by any of the named persons upon exercise of stock options in fiscal 1996, the value realized through the exercise of such options, and the number of unexercised options held by such person, including both those which are presently exercisable, and those which are not presently exercisable.

                                                               Number of
                                                          Unexercised Options            Value of Unexercised
                                                           at April 30, 1996        In-the-Money Options at April
                     Shares Acquired                  ----------------------------           30, 1996 (1)
                       Upon Option         Value                          Not       ------------------------------
       Name             Exercise       Realized (1)    Exercisable    Exercisable    Exercisable   Not Exercisable
- ------------------  -----------------  -------------  -------------  -------------  -------------  ---------------
Howard A. Brecher             525        $   1,995          3,225          1,250      $   4,031       $   1,563
David T. Henigson           1,100        $  13,475            150         --          $   2,025          --

- ---------
(1) Market value of underlying securities at exercise date or year-end, as the case may be, minus the exercise price.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Arnold Bernhard & Co., Inc. utilizes the services of officers and employees of the Company to the extent necessary to conduct its business. The Company and Arnold Bernhard & Co., Inc. allocate costs for office space, equipment and supplies and support staff pursuant to a servicing and reimbursement arrangement. During the year ended April 30, 1996, the Company was reimbursed $438,000 for such expenses. In addition, a tax-sharing arrangement allocates the tax liabilities of the two companies between them. The Company pays to Arnold Bernard & Co., Inc. an amount equal to the Company's liability as if it filed separate tax returns.

                         COMPENSATION COMMITTEE REPORT

    The goals of the Company's executive compensation program are to enable the Company to attract and retain top quality executives, to promote improved corporate performance and to reward executives who contribute to the long-term success of the Company. The following guidelines have been established to carry out this policy:

    (a) Base salaries should be maintained at levels consistent with competitive market compensation practices; and

    (b) A portion of the executive compensation should be incentive-based, i.e., tied to the performance of the Company and the individual.

    The Company's compensation program is comprised of two main components: Base Salary and Incentive Compensation (Bonus).

BASE SALARY

    Base salaries for the Company's executives are reviewed annually taking into account the level of salary offered by companies of comparable size engaged in the business of publishing or investment management, as applicable. The Committee believes that the base salary levels as established are reasonable and necessary to attract and retain key employees.

ANNUAL INCENTIVE COMPENSATION PLAN

    Bonus payments are awarded to executive officers based upon Company performance and the individual's achievement of goals and objectives. The earnings performance of the Company and achievement of individual goals and objectives are given approximately equal weighting in determining bonuses paid to all executive officers.

CHIEF EXECUTIVE OFFICER COMPENSATION FOR FISCAL 1996

    Jean B. Buttner's base salary in fiscal 1996 was increased from that paid in fiscal 1995 on the basis of a general cost-of-living increase. The base salary had been adjusted substantially in fiscal 1995 because for a number of years it was far below average for investment management chief executive officers. Mrs. Buttner was awarded a bonus under the Company's Annual Incentive Compensation Plan for fiscal 1996 of $500,000. In establishing this bonus, consideration was given to a number of her significant achievements during the fiscal year, notably the strong performance of the Standard and Expanded Editions of The Value Line Investment Survey and the introduction of the Condensed Edition, as well as the fact that net earnings, sales, operating income and investment income all set new record highs for the Company in fiscal 1996.

    The Company has two substantial lines of business, whereas most of its competitors have a single line of business. The average total compensation for CEOs of these companies is between $947,178 and $1,283,111. In consideration of the Company's dual lines of business, the Committee looked at CEO compensation in both the investment management and publishing industries. Compensation in investment management was deemed more relevant in determining compensation for the CEO position.

    At the request of the Compensation Committee, Watson Wyatt & Company conducted a study of Mrs. Buttner's fiscal 1996 compensation. The study included a comparative analysis of both Mrs. Buttner's compensation package and the financial performance of the Company.

    Watson Wyatt & Company observed in its report that an examination of stock price appreciation plus dividends was not an accurate barometer of effective management of the Company given that the Company is 80% privately held and the stock is extremely thinly traded. Its report stated that net income or profitability is a more "pure" number for such purpose.

    The report indicated that based on Watson Wyatt & Company's surveyed data, Mrs. Buttner's compensation for fiscal 1996 fell between the median and the 75th percentile of such data. It concluded that given the superior financial performance of the Company for fiscal 1996, the corresponding above survey median compensation package is not only reasonable but also appropriate and competitive.

                                                    COMPENSATION COMMITTEE

                                                       Jean B. Buttner
                                                           Chairman

                                                      Howard A. Brecher

                                                      David T. Henigson

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

    The names of the members of the Compensation Committee during the fiscal year ended April 30, 1996 are set forth above. During such fiscal year, each of Jean Bernhard Buttner, Howard A. Brecher and David T. Henigson served as an officer and director of the Company and each of its subsidiaries. Each of such individuals also served as an officer and director of Arnold Bernhard & Co., Inc. Certain relationships between the Company and Arnold Bernhard & Co., Inc. are described above under "Certain Relationships and Related Transactions."

                      COMPARATIVE FIVE-YEAR TOTAL RETURNS*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             VALUE LINE,
                INC.        RUSSEL 2000 INDEX  PEER GROUP (1)
1991                100.00             100.00           100.00
1992                139.88             117.07           117.70
1993                126.85             135.53           134.45
1994                150.24             155.61           147.03
1995                127.24             166.56           149.57
1996                153.23             221.46           185.40

Assumes $100 invested at the close of trading on April 30, 1991 in Value Line, Inc. common stock, Russell 2000 Index, and Peer Group.
*Cumulative total return assumes reinvestment of dividends.
(1) The Peer Group is comprised of the following companies:

             Alliance Capital Management L.P.
         Dun & Bradstreet Corp.
         Eaton Vance Corp.
         McGraw Hill Companies, Inc.
         Thomas Nelson, Inc.
         Pioneer Group Inc.
         Plenum Publishing Corp.
         T. Rowe Price & Associates, Inc.

    According to Watson Wyatt & Company, financial consultants, "For Value Line, given that it is mostly (80%) privately held and extremely thinly traded, we believe that Total Return to Shareholders is not an accurate barometer of effective management of the company. ... For the 1996 fiscal year (ended April
1996), Value Line Inc. performed extremely well relative to a peer group of mutual fund asset managers and broker/dealers."

    The Compensation Committee Report and the Comparative Five-Year Total Returns graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C of the Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or to the liabilities of Section 18 of the Exchange Act.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    The independent certified public accountants selected by the Board of Directors to audit the Company's books and records for the 1997 fiscal year are the firm of Horowitz & Ullmann, P.C., which firm also audited the Company's books and records for the fiscal year ended April 30, 1996. It is expected that representatives of Horowitz & Ullmann, P.C. will not be present at the Annual Meeting.

    On March 25, 1996, the Company terminated the engagement of Price Waterhouse LLP ("PW") as the independent accountants for the Company and engaged Horowitz & Ullmann, P.C. The termination of the engagement of PW and the selection of Horowitz & Ullmann, P.C. were recommended by the Audit Committee of the Board of Directors and approved by the entire Board of Directors. The reports of PW on the financial statements of the Company for the last two fiscal years ended April 30, 1995 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audit for the two most recent fiscal years and through March 25, 1996, there were no disagreements with PW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PW would have caused it to make reference thereto in its reports on the financial statements for such years.

               SHAREHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

    Shareholder proposals intended for presentation at the Annual Meeting of Shareholders to be held in October 1997 must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting no later than May 20, 1997. The Company's By-Laws contain other procedures for proposals to be properly brought before an annual meeting of shareholders. To be timely, a shareholder must have given written notice thereof to the Chairman of the Board of Directors with a copy to the Secretary and such notice must be received at the principal executive offices of the Company not less than thirty nor more than sixty days prior to the scheduled annual meeting; provided, however, that if less than forty days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. Such shareholder's notice shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company's books, of the shareholder proposing such business, (iii) the class and number of shares which are beneficially owned by the shareholder on the date of such shareholder notice and (iv) any material interest of the shareholder in such proposal.

                            FORM 10-K ANNUAL REPORT

    ANY SHAREHOLDER WHO DESIRES A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 1996 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY OBTAIN A COPY (EXCLUDING EXHIBITS) WITHOUT CHARGE BY ADDRESSING A REQUEST TO THE SECRETARY OF THE COMPANY AT 220 EAST 42ND STREET, NEW YORK, NEW YORK 10017. EXHIBITS MAY ALSO BE REQUESTED, AT A CHARGE EQUAL TO THE REPRODUCTION AND MAILING COSTS.

                                    GENERAL

    The Board of Directors is not aware of any business to come before the meeting other than that set forth in the Notice of Annual Meeting of Shareholders. However, if any other business is properly brought before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

    The Company is mailing its Annual Report for the fiscal year ended April 30, 1996 to shareholders together with this Proxy Statement.

                                   VALUE LINE, INC.
                                 220 EAST 42ND STREET
                                  NEW YORK, NY 10017
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY
      The undersigned hereby authorizes and directs Howard A. Brecher and David
    T. Henigson and each of them, with full power of substitution, to vote the stock of the undersigned at the Annual Meeting of Stockholders of VALUE LINE, INC. on Friday, October 18, 1996, or at any adjournments thereof as hereinafter specified and, in their discretion, to vote according to their best judgment upon such other matters as may properly come before the meeting or any adjournments thereof.


                                                     (CONTINUED ON REVERSE SIDE)




- --------------------------------------------------------------------------------
                               - FOLD AND DETACH HERE -

- --------------------------------------------------------------------------------
   This proxy, when properly executed, will be voted in the manner directed thereon. If no direction is made, this proxy will be voted FOR the election of all nominees.
                                                 Please mark       [ X ]
                                                 your votes as
                                                 indicated in
                                                 this example

1.  ELECTION OF NOMINEES AS DIRECTORS: H. BERNARD, JR., J. BUTTNER, S.
                                       ELSENSTADT, W. KANAGA, W.S. THOMAS, H.A.
                                       BRECHER AND D.T. HENIGSON

      FOR all nominees            WITHHOLD
    listed above (except         AUTHORITY
      as marked to the        to vote for all
         contrary.)        nominees indicated above
          [   ]                     [   ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's dame on the space provided below.


- --------------------------------------------------------------------------------


                                                 Please sign exactly as your
                                                 name appears to the left. When
                                                 signing as Trustee, Executor,
                                                 Administrator, or Officer of a
                                                 corporation give title as
                                                 such.

                                                 Dated:___________________1996

                                                 _____________________________
                                                          Signature

                                                 _____________________________
                                                   Signature, if owned jointly


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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                               - FOLD AND DETACH HERE -